SEMI

Annual

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                                                                   JUNE 30, 2002


Report

MUTUAL BEACON FUND

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FRANKLIN[REGISTRATION MARK] TEMPLETON[REGISTRATION MARK] INVESTMENTS

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[BEGIN SIDEBAR]
  THANK YOU FOR INVESTING WITH FRANKLIN TEMPLETON. WE ENCOURAGE OUR INVESTORS TO MAINTAIN A LONG-TERM PERSPECTIVE AND REMEMBER THAT ALL SECURITIES MARKETS MOVE
       BOTH UP AND DOWN, AS DO MUTUAL FUND SHARE PRICES. WE APPRECIATE YOUR PAST SUPPORT AND LOOK FORWARD TO SERVING YOUR INVESTMENT NEEDS IN THE YEARS AHEAD.
[END SIDEBAR]

[PHOTO OMITTED]

DAVID J. WINTERS, CFA
CO-PORTFOLIO MANAGER
MUTUAL BEACON FUND
PRESIDENT, CHIEF EXECUTIVE OFFICER AND CHIEF INVESTMENT OFFICER
FRANKLIN MUTUAL ADVISERS, LLC

[PHOTO OMITTED]

MATTHEW T. HAYNES, CFA
CO-PORTFOLIO MANAGER
MUTUAL BEACON FUND

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

[BEGIN SIDEBAR]
CONTENTS

Shareholder Letter .......... 1

Performance Summary ......... 8

Financial Highlights &
Statement of Investments ....10

Financial Statements ........25

Notes to
Financial Statements ........29

FUND CATEGORY

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GROWTH AND INCOME
GLOBAL
GROWTH
GROWTH & INCOME
INCOME
TAX-FREE INCOME


SHAREHOLDER LETTER

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YOUR FUND'S GOAL: MUTUAL BEACON FUND SEEKS CAPITAL APPRECIATION, WITH INCOME AS
A SECONDARY GOAL, BY INVESTING PRIMARILY IN COMMON AND PREFERRED STOCKS, BONDS AND CONVERTIBLE SECURITIES. THE FUND MAY ALSO INVEST IN FOREIGN SECURITIES.
--------------------------------------------------------------------------------

Dear Shareholder:

This semiannual report for Mutual Beacon Fund covers the period ended June 30, 2002. In a very difficult investment environment, Mutual Beacon Fund - Class Z produced a -2.91% six-month cumulative total return as shown in the Performance Summary beginning on page 8. The Fund's results compared quite favorably with the Standard & Poor's 500 Composite Index (S&P 500), which returned -13.15%, and the Lipper Multi-Cap Value Funds Average, which returned -7.91% during the same time.(1) Our adherence to the conservative value-oriented investment discipline employed by our firm for more than 50 years enabled your Fund to outperform its benchmarks not only during the first half of 2002, but also over the longer term.


1. Sources: Standard & Poor's Micropal; Lipper Inc. The unmanaged S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. As of 6/30/02, the Lipper Multi-Cap Value Funds Average consisted of 530 mutual funds. Lipper calculations do not include sales charges. The Fund's performance relative to the average might have differed if such charges had been considered. Past performance does not guarantee future results. The indexes include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 14.

[BEGIN SIDEBAR]
GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets
6/30/02

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

U.S.                       50.9%
U.K.                        8.9%
Canada                      5.0%
France                      3.8%
Netherlands                 2.6%
Spain                       2.5%
Switzerland                 2.4%
Japan                       2.0%
Germany                     1.4%
Irish Republic              1.4%
Denmark                     1.3%
Belgium                     1.2%
South Africa                0.7%
Other Countries             1.5%
U.S. Government Agencies
& Other Net Assets         14.4%
[END SIDEBAR]

During the six months under review, signs of significant improvement in leading indicators for most of the world's economies was very evident. There has been no clear indication recently that an economic slowdown may have begun, but the pace of growth in the second quarter of 2002 remained below that of the first quarter. The U.S. Federal Reserve Board, careful not to derail the tepid recovery, left short-term interest rates unchanged throughout the reporting period at 1.75%, the lowest level in more than 40 years. Consumer confidence remained strong throughout the period, despite worries about further possible terrorist acts, additional reports of corporate malfeasance, a sluggish job market and record household debt levels. An additional concern was the decline in the U.S. dollar versus its major trade partners. Its marked depreciation versus other currencies reflected these worries, as well as a decline in demand for U.S. securities by foreign investors.

The first half of 2002 was marked by substantial volatility in world financial markets, accompanied by bad news and declining investor confidence. The sectors that experienced the greatest boom in the 1990s -- technology, media and telecommunications -- became the areas where the most significant declines occurred. Fortunately, the Fund has held very few of these stocks, avoiding much of the recent damage. This is largely a result of our disciplined approach to investing, which we have kept through wild bull and brutal bear markets alike. During periods of market euphoria, such as we saw in the late 1990s, it was hard for most investors NOT to join the party, just as it is also tough to avoid the hangover the markets are now suffering. At Mutual Series, we attempt to take advantage of the market's vagaries while staying focused on the value of businesses and buying their securities at meaningful discounts to our estimate of intrinsic value. We build a portfolio of special situations based upon a security's individual drivers, as opposed to overall market movements. Our three-pronged approach of investing in undervalued common stocks with a willingness to be activists when necessary, investing in bankrupt and distressed companies, and risk arbitrage has produced solid returns over time with less risk than the overall market. This is the yardstick that we use in measuring our own success.

The key to our success has been to stay disciplined in our investment decisions and focused upon the fundamentals of our portfolio holdings, so that when the market's mood swings present perceived opportunities, we are ready to take action. In every market environment, there are attractive investment opportunities, and this reporting period was no exception. During the past six months, we initiated or significantly increased Mutual Beacon Fund's positions in U.S. integrated oil concern Conoco, French food and beverage maker Groupe Danone, and Dutch brewer Heineken Holding. In our constant search to find the most attractive investment opportunities, our work recently uncovered more interesting ideas outside the U.S. equity market, especially among strongly cash generative businesses such as food, beverage and tobacco companies. The Fund had 34.7% of its total net assets invested in non-U.S. securities at period-end, a relatively high level by historical standards. In the past, we've had significant exposure to non-U.S. securities, which allows us to be flexible in employing cash in the best places, according to our analysis. Ideally, we would like to find more interesting opportunities in the U.S., but we will not alter our investment discipline simply to find stocks to own.

We also sought to take advantage of significant price strength in certain stocks to reduce or liquidate their positions in the

[BEGIN SIDEBAR]
TOP 10 SECTORS/INDUSTRIES
Based on Equity Securities
6/30/02

                   % OF TOTAL
                   NET ASSETS
-----------------------------

Media                   8.3%

Insurance               7.7%

Banks                   5.6%

Tobacco                 4.4%

Food Products           3.9%

Diversified Financials  3.8%

Beverages               3.7%

Paper & Forest Products 3.4%

Oil & Gas               3.2%

Pharmaceuticals         2.9%
[END SIDEBAR]

[BEGIN SIDEBAR]
TOP 10 HOLDINGS
6/30/02

COMPANY
SECTOR/INDUSTRY,   % OF TOTAL
COUNTRY            NET ASSETS
-----------------------------

Berkshire Hathaway
Inc., A & B             2.2%
INSURANCE, U.S.

Federated Department
Stores Inc.             1.8%
MULTILINE RETAIL, U.S.

Scripps Co., A          1.7%
MEDIA, U.S.

Altadis SA              1.7%
TOBACCO, SPAIN

Canary Wharf Group PLC  1.7%
REAL ESTATE, U.K.

White Mountains
Insurance Group Inc.,
(Common & Restricted)   1.7%
INSURANCE, U.S.

Washington Post Co., B  1.6%
MEDIA, U.S.

British American
Tobacco PLC             1.5%
TOBACCO, U.K.

Liberty Media Corp., A  1.3%
MEDIA, U.S.

Carlsberg AS, B         1.2%
BEVERAGES, DENMARK
[END SIDEBAR]


portfolio. Among them were U.S. drugstore chain CVS, American travel services and media company USA Interactive, Irish paper product producer Jefferson Smurfit Group, and U.S. utility Pacific Gas & Electric. Our tobacco-related holdings contributed to your Fund's performance during the reporting period. Standouts from the group included British American Tobacco, Altadis and Gallaher Group. Many tobacco companies have very strong and reliable cash flow streams and clean balance sheets. In an environment where worries about the lack of predictability of corporate profits dominate investor sentiment, prices of tobacco companies' stocks command a premium. Other Fund winners included American multi-media company Scripps, Canadian paper products company Abitibi Consolidated, and Irish diversified financial services provider Irish Life & Permanent. We purchased these stocks because we believed they were trading at very large discounts to their intrinsic value. Our underlying premise is that over time, businesses whose securities we own should approach or meet their intrinsic value because market and economic circumstances do change, sometimes serving as the catalyst for value realization.

Unfortunately, not all of our investments worked out as well as those mentioned above. For example, the Fund's telecommunications holdings were a major disappointment. Among these were AT&T Wireless Services, Sprint/FON Group and Telephone & Data Systems. We underestimated how the industry's fiercely competitive environment would weaken its pricing power, as well as how slowing economic growth and leveraged balance sheets would impede their financial flexibility. Overall, we tried to reposition the Fund's telecommunication stocks to focus only on what we believed were the sector's highest quality companies. Another Fund holding, Tyco International, declined considerably. We received Tyco shares when the company acquired CIT Group for stock. Although we sold a large portion of our Tyco holding during 2001, it still commanded a meaningful portfolio position at the beginning of 2002. The stock initially declined on rumors of aggressive or illegal accounting practices, followed by deterioration in the company's financial condition and a complete collapse in management credibility. We eventually sold all of our Tyco stock during the period, well above period-end trading levels.

On June 30, 2002, the Fund held 14.4% of total net assets in cash (U.S. government agencies and other net assets) and 6.3% in distressed/bankruptcy situations. We will deploy this cash as we find compelling opportunities. We saw more investment opportunities in the distressed arena during the six-month period than in recent reporting periods, primarily because more companies found themselves in financial trouble and investors grew skittish about those that might have one or more financially distressing characteristics. Historically, our work in the distressed investment arena has produced significant positive performance results for our shareholders over the long term.

Looking ahead, we believe we have positioned the Fund for solid future returns. If history serves as a useful guide, market troubles may allow many attractive long-term opportunities to emerge. Mutual Beacon Fund has produced good results in both up and down markets over the years. During the most recent three-year period, world markets have moved from boom to bust, and we believe we've managed to sail these choppy and treacherous financial waters with our collective ship in good shape. Although we are optimistic about the Fund's long-term prospects, currently the market as a whole could find it difficult to advance as long as widespread uncertainty about economic recovery and corporate earnings growth remains unresolved. In the meantime, we believe patience and

--------------------------------------------------------------------------------
A NOTE ABOUT
DUPLICATE MAILINGS
YOU WILL RECEIVE THE FUND'S SHAREHOLDER REPORT EVERY SIX MONTHS. TO REDUCE FUND EXPENSES, WE TRY TO IDENTIFY RELATED SHAREHOLDERS IN A HOUSEHOLD AND SEND ONLY ONE COPY OF THE REPORT. THIS PROCESS, CALLED "HOUSEHOLDING," WILL CONTINUE INDEFINITELY UNLESS YOU INSTRUCT US OTHERWISE. IF YOU PREFER NOT TO HAVE THESE DOCUMENTS HOUSEHOLDED, PLEASE CALL US AT 1-800/632-2301. AT ANY TIME YOU MAY VIEW CURRENT SHAREHOLDER REPORTS ON OUR WEBSITE.
--------------------------------------------------------------------------------


our unique focus will allow us to take advantage of new opportunities as they arise.

We appreciate your participation in Mutual Beacon Fund and welcome your comments and suggestions, either through regular mail or by email at mutualseries@frk.com.

Sincerely,

/S/ DAVID J. WINTERS

David J. Winters, CFA

/S/ MATTHEW T. HAYNES

Matthew T. Haynes, CFA


Co-Portfolio Managers
Mutual Beacon Fund

--------------------------------------------------------------------------------
The Fund's value-oriented strategy may include investments in companies involved in mergers, reorganizations, restructurings or liquidations. It is important to remember that the Fund may invest in lower-rated "junk bonds," which entail higher credit risks such as political uncertainty or fluctuations in foreign exchange rates in areas where the Fund invests.

It is also important to note that stocks offer the potential for long-term gains but can be subject to short-term up and down price movements. Securities of companies involved in mergers, liquidations and reorganizations, and distressed/bankruptcy investments involve higher credit risks. These and other risks are discussed in the prospectus.

This discussion reflects our views, opinions and portfolio holdings as of June 30, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

[BEGIN SIDEBAR]
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CLASS Z: No initial sales charge or Rule 12b-1 fees and are available only to certain investors, as described in the prospectus.*

CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 8/3/98, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ.*

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.*

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.*

*Past expense reductions by the Fund's manager increased the Fund's total returns. Without these reductions, the Fund's total returns would have been lower.
--------------------------------------------------------------------------------
[END SIDEBAR]

PERFORMANCE SUMMARY AS OF 6/30/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. ALL TOTAL RETURNS INCLUDE REINVESTED DISTRIBUTIONS AT NET ASSET VALUE. THE PERFORMANCE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

PRICE AND DISTRIBUTION INFORMATION

CLASS Z                        CHANGE         6/30/02  12/31/01
---------------------------------------------------------------
Net Asset Value (NAV)          -$0.52         $12.53    $13.05
DISTRIBUTIONS (1/1/02-6/30/02)
Dividend Income                $0.0323
Short-Term Capital Gain        $0.0261
Long-Term Capital Gain         $0.0845
                               -------
       Total                   $0.1429

CLASS A                        CHANGE         6/30/02  12/31/01
---------------------------------------------------------------
Net Asset Value (NAV)          -$0.54         $12.47    $13.01
DISTRIBUTIONS (1/1/02-6/30/02)
Dividend Income                $0.0287
Short-Term Capital Gain        $0.0261
Long-Term Capital Gain         $0.0845
                               -------
       Total                   $0.1393

CLASS B                        CHANGE         6/30/02  12/31/01
---------------------------------------------------------------
Net Asset Value (NAV)          -$0.57         $12.23    $12.80
DISTRIBUTIONS (1/1/02-6/30/02)
Dividend Income                $0.0247
Short-Term Capital Gain        $0.0261
Long-Term Capital Gain         $0.0845
                               -------
       Total                   $0.1353

CLASS C                        CHANGE         6/30/02  12/31/01
---------------------------------------------------------------
Net Asset Value (NAV)          -$0.57         $12.37    $12.94
DISTRIBUTIONS (1/1/02-6/30/02)
Dividend Income                $0.0220
Short-Term Capital Gain        $0.0261
Long-Term Capital Gain         $0.0845
                               -------
       Total                   $0.1326

8                       Past performance does not guarantee future results.

[BEGIN SIDEBAR]
1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Six-month return has not been annualized.
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.


--------------------------------------------------------------------------------
Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------
[END SIDEBAR]


PERFORMANCE

CLASS Z                              6-MONTH  1-YEAR    5-YEAR         10-YEAR
------------------------------------------------------------------------------
Cumulative Total Return(1)            -2.91%  -7.64%    54.23%         281.07%
Average Annual Total Return(2)        -2.91%  -7.64%     9.05%          14.31%
Value of $10,000 Investment(3)        $9,709  $9,236   $15,423         $38,107

                                                                     INCEPTION
CLASS A                              6-MONTH  1-YEAR    5-YEAR       (11/1/96)
------------------------------------------------------------------------------
Cumulative Total Return(1)            -3.10%  -7.92%    51.52%          80.59%
Average Annual Total Return(2)        -8.65% -13.23%     7.38%           9.85%
Value of $10,000 Investment(3)        $9,135  $8,677   $14,279         $17,022

                                                                     INCEPTION
CLASS B                              6-MONTH  1-YEAR    3-YEAR        (1/1/99)
------------------------------------------------------------------------------
Cumulative Total Return(1)            -3.42%  -8.52%    13.34%          31.52%
Average Annual Total Return(2)        -7.24% -11.94%     3.51%           7.52%
Value of $10,000 Investment(3)        $9,276  $8,806   $11,089         $12,874

                                                                     INCEPTION
CLASS C                              6-MONTH  1-YEAR    5-YEAR       (11/1/96)
------------------------------------------------------------------------------
Cumulative Total Return(1)            -3.40%  -8.52%    46.71%          74.15%
Average Annual Total Return(2)        -5.31% -10.31%     7.75%          10.10%
Value of $10,000 Investment(3)        $9,469  $8,969   $14,521         $17,242

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.                            9

MUTUAL BEACON FUND
Financial Highlights

                                                                                           CLASS Z
                                           ----------------------------------------------------------------------------------
                                           SIX MONTHS ENDED
                                             JUNE 30, 2002                          YEAR ENDED DECEMBER 31,
                                                               --------------------------------------------------------------
                                              (UNAUDITED)           2001         2000         1999         1998         1997
                                           ----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE+
(for a share outstanding throughout the period)
Net asset value, beginning of period ....          $13.05         $13.38       $13.84       $13.12       $14.12       $12.98
                                           ----------------------------------------------------------------------------------
Income from investment operations:
 Net investment income ..................             .12            .21          .22          .22          .33          .31
 Net realized and unrealized gains (losses)          (.50)           .60         1.62         1.95         (.01)        2.63
                                           ----------------------------------------------------------------------------------
Total from investment operations ........            (.38)           .81         1.84         2.17          .32         2.94
                                           ----------------------------------------------------------------------------------
Less distributions from:
 Net investment income ..................            (.03)          (.20)        (.44)        (.27)        (.45)        (.54)
 Net realized gains .....................            (.11)          (.94)       (1.86)       (1.18)        (.87)       (1.26)
                                           ----------------------------------------------------------------------------------
Total distributions .....................            (.14)         (1.14)       (2.30)       (1.45)       (1.32)       (1.80)
                                           ----------------------------------------------------------------------------------
Net asset value, end of period ..........          $12.53         $13.05       $13.38       $13.84       $13.12       $14.12
                                           ==================================================================================
Total return* ...........................         (2.91)%          6.11%       14.33%       16.79%        2.37%       23.03%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .......      $2,953,190     $3,090,827   $3,041,905   $3,217,509   $4,030,517   $5,678,822
Ratios to average net assets:
 Expenses(a) ............................            .76%**         .79%         .81%         .79%         .78%         .79%
 Expenses, excluding waiver and
 payments by affiliate(a) ...............            .76%**         .79%         .83%         .83%         .81%         .82%
 Net investment income ..................           1.81%**        1.47%        1.55%        1.52%        2.28%        1.92%
Portfolio turnover rate .................          22.73%         55.25%       62.11%       67.61%       65.27%       54.72%

(a)Excluding dividend expense on securities
   sold short, the ratios of expenses and
   expenses, excluding waiver and payments by
   affiliate to average net assets,
   would have been:
   Expenses .............................            .76%**         .78%         .78%         .78%         .76%         .74%
   Expenses, excluding waiver
   and payments by affiliate ............            .76%**         .78%         .80%         .82%         .79%         .77%

*Total return is not annualized.
**Annualized.
+Based on average weighted shares outstanding effective year ended December 31, 1999.

MUTUAL BEACON FUND
Financial Highlights (CONTINUED)

                                                                        CLASS A
                                           ----------------------------------------------------------------------------------
                                           SIX MONTHS ENDED
                                             JUNE 30, 2002              YEAR ENDED DECEMBER 31,
                                                               --------------------------------------------------------------
                                              (UNAUDITED)           2001         2000         1999         1998         1997
                                           ----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE+
(for a share outstanding throughout the period)
Net asset value, beginning of period .....         $13.01         $13.34       $13.81       $13.09       $14.09       $12.98
                                           ----------------------------------------------------------------------------------
Income from investment operations:
 Net investment income ...................            .10            .16          .17          .17          .27          .23
 Net realized and unrealized gains (losses)          (.50)           .60         1.61         1.95           --         2.65
                                           ----------------------------------------------------------------------------------
Total from investment operations .........           (.40)           .76         1.78         2.12          .27         2.88
                                           ----------------------------------------------------------------------------------
Less distributions from:
 Net investment income ...................           (.03)          (.15)        (.39)        (.21)        (.40)        (.51)
 Net realized gains ......................           (.11)          (.94)       (1.86)       (1.19)        (.87)       (1.26)
                                           ----------------------------------------------------------------------------------
Total distributions ......................           (.14)         (1.09)       (2.25)       (1.40)       (1.27)       (1.77)
                                           ----------------------------------------------------------------------------------
Net asset value, end of period ...........         $12.47         $13.01       $13.34       $13.81       $13.09       $14.09
                                           ==================================================================================
Total return* ............................        (3.10)%          5.78%       13.89%       16.40%        2.02%       22.52%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ........     $1,060,279       $977,558     $757,323     $760,769     $947,444     $753,519
Ratios to average net assets:
 Expenses(a) .............................          1.11%**        1.14%        1.16%        1.14%        1.13%        1.14%
 Expenses, excluding waiver and
 payments by affiliate(a) ................          1.11%**        1.14%        1.18%        1.18%        1.16%        1.17%
 Net investment income ...................          1.50%**        1.12%        1.20%        1.18%        1.89%        1.58%
Portfolio turnover rate ..................         22.73%         55.25%       62.11%       67.61%       65.27%       54.72%

(a)Excluding dividend expense on securities
   sold short, the ratios of expenses and
   expenses, excluding waiver and payments by
   affiliate to average net assets,
   would have been:
   Expenses ..............................          1.11%**        1.13%        1.13%        1.13%        1.11%        1.09%
   Expenses, excluding waiver and
   payments by affiliate .................          1.11%**        1.13%        1.15%        1.17%        1.14%        1.12%

*Total return does not reflect sales commissions and is not annualized. **Annualized.
+Based on average weighted shares outstanding.

MUTUAL BEACON FUND
Financial Highlights (CONTINUED)

                                                                                               CLASS B
                                                                        -----------------------------------------------------
                                                                        SIX MONTHS ENDED
                                                                          JUNE 30, 2002        YEAR ENDED DECEMBER 31,
                                                                                        -------------------------------------
                                                                           (UNAUDITED)        2001         2000         1999+
                                                                        -----------------------------------------------------
PER SHARE OPERATING PERFORMANCE++
(for a share outstanding throughout the period)
Net asset value, beginning of period .......................                   $12.80       $13.18       $13.69       $13.09
                                                                        -----------------------------------------------------
Income from investment operations:
 Net investment income .....................................                      .06          .06           --          .05
 Net realized and unrealized gains (losses) ................                     (.49)         .60         1.67         1.93
                                                                        -----------------------------------------------------
Total from investment operations ...........................                     (.43)         .66         1.67         1.98
                                                                        -----------------------------------------------------
Less distributions from:
 Net investment income .....................................                     (.03)        (.10)        (.32)        (.19)
 Net realized gains ........................................                     (.11)        (.94)       (1.86)       (1.19)
                                                                        -----------------------------------------------------
Total distributions ........................................                     (.14)       (1.04)       (2.18)       (1.38)
                                                                        -----------------------------------------------------
Net asset value, end of period .............................                   $12.23       $12.80       $13.18       $13.69
                                                                        =====================================================
Total return* ..............................................                  (3.42)%        5.12%       13.19%       15.33%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..........................                  $95,920      $64,512      $18,376       $8,956
Ratios to average net assets:
 Expenses(a) ...............................................                    1.76%**      1.79%        1.81%        1.79%
 Expenses, excluding waiver and payments by affiliate(a) ...                    1.76%**      1.79%        1.83%        1.84%
 Net investment income .....................................                     .93%**       .44%         .58%         .37%
Portfolio turnover rate ....................................                   22.73%       55.25%       62.11%       67.61%

(a)Excluding dividend expense on securities sold short,
   the ratios of expenses and expenses, excluding waiver
   and payments by affiliate to average net assets,
   would have been:
   Expenses ................................................                    1.76%**      1.78%        1.78%        1.78%
   Expenses, excluding waiver and payments by affiliate ....                    1.76%**      1.78%        1.80%        1.83%

*Total return does not reflect the contingent deferred sales charge and is not annualized.
**Annualized.
+Effective date of Class B shares was January 1, 1999.
++Based on average weighted shares outstanding.

MUTUAL BEACON FUND
Financial Highlights (CONTINUED)

                                                                                    CLASS C
                                           ----------------------------------------------------------------------------------
                                           SIX MONTHS ENDED
                                             JUNE 30, 2002                        YEAR ENDED DECEMBER 31,
                                                            ----------------------------------------------------------------
                                              (UNAUDITED)           2001         2000         1999         1998         1997
                                           ----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE+
(for a share outstanding throughout the period)
Net asset value, beginning of period ....          $12.94         $13.28       $13.75       $13.04       $14.04       $12.98
                                           ----------------------------------------------------------------------------------
Income from investment operations:
 Net investment income ..................             .05            .07          .08          .07          .18          .14
 Net realized and unrealized gains (losses)          (.49)           .60         1.61         1.94          .01         2.63
                                           ----------------------------------------------------------------------------------
Total from investment operations                     (.44)           .67         1.69         2.01          .19         2.77
                                           ----------------------------------------------------------------------------------
Less distributions from:
 Net investment income ..................            (.02)          (.07)        (.30)        (.12)        (.32)        (.45)
 Net realized gains .....................            (.11)          (.94)       (1.86)       (1.18)        (.87)       (1.26)
                                           ----------------------------------------------------------------------------------
Total distributions .....................            (.13)         (1.01)       (2.16)       (1.30)       (1.19)       (1.71)
                                           ----------------------------------------------------------------------------------
Net asset value, end of period ..........          $12.37         $12.94       $13.28       $13.75       $13.04       $14.04
                                           ==================================================================================
Total return* ...........................         (3.40)%          5.06%       13.21%       15.65%        1.40%       21.65%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .......        $498,738       $482,080     $419,481     $459,807     $500,404     $362,425
Ratios to average net assets:
 Expenses(a) ............................           1.75%**        1.78%        1.80%        1.78%        1.78%        1.79%
 Expenses, excluding waiver
 and payments by affiliate(a) ...........           1.75%**        1.78%        1.82%        1.83%        1.81%        1.82%
 Net investment income ..................            .84%**         .48%         .56%         .52%        1.24%         .92%
Portfolio turnover rate .................          22.73%         55.25%       62.11%       67.61%       65.27%       54.72%

(a)Excluding dividend expense on securities
   sold short, the ratios of expenses and
   expenses, excluding waiver and payments by
   affiliate to average net assets,
   would have been:
   Expenses .............................           1.75%**        1.77%        1.77%        1.77%        1.76%        1.74%
   Expenses, excluding waiver
   and payments by affiliate ............           1.75%**        1.77%        1.79%        1.82%        1.79%        1.77%

*Total return does not reflect sales commissions or the contingent deferred sales charge and is not annualized.
**Annualized.
+Based on average weighted shares outstanding.

See notes to financial statements.                                            13

MUTUAL BEACON FUND
STATEMENT OF INVESTMENTS, JUNE 30, 2002 (UNAUDITED)


                                                                                 SHARES/
                                                                  COUNTRY       WARRANTS          VALUE
-----------------------------------------------------------------------------------------------------------
     COMMON STOCKS AND OTHER EQUITY INTERESTS 76.9%
     AEROSPACE & DEFENSE .5%
     Honeywell International Inc. .......................      United States     262,255     $   9,239,244
     Zodiac SA ..........................................         France         600,600        14,710,121
                                                                                             --------------
                                                                                                23,949,365
                                                                                             --------------
     AUTOMOBILES .3%
     Ford Motor Co. .....................................      United States     899,700        14,395,200
                                                                                             --------------
     BANKS 5.6%
     Astoria Financial Corp. ............................      United States     624,795        20,024,680
     Bank of America Corp. ..............................      United States     560,600        39,443,816
     Bank of Ireland ....................................     Irish Republic   2,424,449        30,121,246
     Commercial Federal Corp. ...........................      United States     928,767        26,934,243
    *Credit Suisse Group ................................       Switzerland      973,763        30,915,707
     Danske Bank ........................................         Denmark        200,800         3,697,310
     Fleet Boston Financial Corp. .......................      United States   1,597,380        51,675,243
     Greenpoint Financial Corp. .........................      United States     454,918        22,336,474
*(R)+Nippon Investment LLC ..............................          Japan      10,862,000        11,677,736
     U.S. Bancorp .......................................      United States     845,837        19,750,294
                                                                                             --------------
                                                                                               256,576,749
                                                                                             --------------
     BEVERAGES 3.7%
     Allied Domecq PLC ..................................     United Kingdom   3,766,879        24,703,529
     Brown-Forman Corp., A ..............................      United States     162,630        11,400,363
     Brown-Forman Corp., B ..............................      United States     563,860        38,906,340
     Carlsberg AS, B ....................................         Denmark      1,061,970        55,626,395
     Coca-Cola West Japan Co. Ltd. ......................          Japan         405,600         7,580,043
     Heineken Holding NV, A .............................       Netherlands      927,907        31,469,075
                                                                                             --------------
                                                                                               169,685,745
                                                                                             --------------
    *BIOTECHNOLOGY .6%
     Immunex Corp. ......................................      United States     179,300         4,005,562
     Ribapharm Inc. .....................................      United States   2,483,500        22,575,015
                                                                                             --------------
                                                                                                26,580,577
                                                                                             --------------
     CHEMICALS 2.4%
     Agrium Inc. ........................................         Canada         783,400         7,618,178
     Agrium Inc., fgn. ..................................         Canada         953,300         8,961,020
     Akzo Nobel NV ......................................       Netherlands      952,045        41,454,989
     Solvay SA ..........................................         Belgium        416,526        29,988,095
     Syngenta AG ........................................       Switzerland      392,621        23,598,151
                                                                                             --------------
                                                                                               111,620,433
                                                                                             --------------
     COMMERCIAL SERVICES & SUPPLIES 1.2%
    *Alderwoods Group Inc. ..............................      United States     634,298         4,858,723
    *Cendant Corp. ......................................      United States   2,094,543        33,261,343
     Waste Management Inc. ..............................      United States     598,040        15,578,942
                                                                                             --------------
                                                                                                53,699,008
                                                                                             --------------

MUTUAL BEACON FUND
STATEMENT OF INVESTMENTS, JUNE 30, 2002 (UNAUDITED) (CONT.)


                                                                                 SHARES/
                                                                  COUNTRY       WARRANTS          VALUE
-----------------------------------------------------------------------------------------------------------
     COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
     COMMUNICATIONS EQUIPMENT 1.0%
     Manitoba Telecom Services Inc. .....................         Canada       2,157,300     $  44,170,111
                                                                                             --------------
    *COMPUTERS & PERIPHERALS
     DecisionOne Corp. ..................................      United States     278,121           556,242
                                                                                             --------------
     CONSTRUCTION & ENGINEERING .8%
     Grupo Dragados SA ..................................          Spain         841,733        15,004,820
     Vinci SA ...........................................         France         294,574        19,971,661
                                                                                             --------------
                                                                                                34,976,481
                                                                                             --------------
     CONSTRUCTION MATERIALS .5%
     RMC Group PLC ......................................     United Kingdom   2,201,235        22,027,113
                                                                                             --------------
     DIVERSIFIED FINANCIALS 3.8%
     Bear Stearns Cos. Inc. .............................      United States     549,302        33,617,282
     Brascan Corp., A ...................................         Canada       1,926,000        44,309,777
     Freddie Mac ........................................      United States      74,300         4,547,160
     Irish Life & Permanent PLC .........................     Irish Republic   2,500,119        36,431,329
     JP Morgan Chase & Co. ..............................      United States     467,770        15,866,758
     Pargesa Holdings SA ................................       Switzerland        8,512        17,535,893
    *Principal Financial Group. .........................      United States     600,200        18,606,200
     Value Catalyst Fund Ltd. ...........................     Cayman Islands      30,000         3,379,200
                                                                                             --------------
                                                                                               174,293,599
                                                                                             --------------
     DIVERSIFIED TELECOMMUNICATION SERVICES 2.9%
     BCE Inc. ...........................................         Canada         905,600        15,713,580
    *Citizens Communications Co., B .....................      United States   2,331,175        19,488,623
    *McLeodUSA Inc., wts., 4/16/07 ......................      United States     305,713            38,214
     Sprint Corp. FON Group .............................      United States   3,872,700        41,089,347
     Telephone & Data Systems Inc. ......................      United States     596,120        36,095,066
     Verizon Communications Inc. ........................      United States     507,000        20,356,050
                                                                                             --------------
                                                                                               132,780,880
                                                                                             --------------
     ELECTRIC UTILITIES 1.6%
     Constellation Energy Group Inc. ....................      United States     269,765         7,914,905
     E.ON AG ............................................         Germany        509,780        29,703,939
     Endesa SA ..........................................          Spain       1,509,808        21,933,787
     Endesa SA, ADR .....................................          Spain          51,690           740,201
    *PG & E Corp. .......................................      United States     320,325         5,730,614
     PPL Corp. ..........................................      United States     254,700         8,425,476
                                                                                             --------------
                                                                                                74,448,922
                                                                                             --------------
    *FOOD & DRUG RETAILING 1.7%
     Kroger Co. .........................................      United States   2,791,840        55,557,616
     Safeway Inc. .......................................      United States     852,100        24,872,799
                                                                                             --------------
                                                                                                80,430,415
                                                                                             --------------
     FOOD PRODUCTS 3.9%
     Cadbury Schweppes PLC ..............................     United Kingdom   2,509,511        18,800,485
     CSM NV .............................................       Netherlands      632,207        15,190,800

MUTUAL BEACON FUND
STATEMENT OF INVESTMENTS, JUNE 30, 2002 (UNAUDITED) (CONT.)


                                                                                 SHARES/
                                                                  COUNTRY       WARRANTS          VALUE
-----------------------------------------------------------------------------------------------------------
     COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
     FOOD PRODUCTS (CONT.)
     Farmer Brothers Co. ................................      United States      93,236     $  33,823,224
     Groupe Danone ......................................         France         245,800        33,790,946
     Nestle SA ..........................................       Switzerland      143,335        33,419,953
     Orkla ASA ..........................................         Norway       1,427,050        27,573,824
     Weetabix Ltd., A ...................................     United Kingdom     462,733        17,104,038
                                                                                             --------------
                                                                                               179,703,270
                                                                                             --------------
     HEALTH CARE PROVIDERS & SERVICES 1.4%
     CIGNA Corp. ........................................      United States     255,205        24,862,071
    *Genesis Health Ventures Inc. .......................      United States     284,221         5,710,000
   *+Kindred Healthcare Inc. ............................      United States     682,285        28,927,861
   *+Kindred Healthcare Inc., wts., Series A, 4/20/06 ...      United States     121,432         2,168,776
   *+Kindred Healthcare Inc., wts., Series B, 4/20/06 ...      United States     303,580         4,457,237
    *Rotech Healthcare Inc. .............................      United States      16,055           477,636
    *Rotech Medical Corp. ...............................      United States      35,312               353
                                                                                             --------------
                                                                                                66,603,934
                                                                                             --------------
     HOTELS RESTAURANTS & LEISURE 1.4%
   *+Fine Host Corp. ....................................      United States     507,977         5,028,972
     P & O Princess Cruises PLC .........................     United Kingdom   2,835,175        17,934,299
    *Park Place Entertainment Corp. .....................      United States   4,290,200        43,974,550
                                                                                             --------------
                                                                                                66,937,821
                                                                                             --------------
     HOUSEHOLD PRODUCTS .8%
     Kimberly-Clark Corp. ...............................      United States     614,655        38,108,610
                                                                                             --------------
     INSURANCE 7.7%
    *Alleghany Corp. ....................................      United States     153,625        29,342,375
     Assurances Generales de France AGF .................         France         227,396        10,447,245
    *Berkshire Hathaway Inc., A .........................      United States         741        49,498,800
    *Berkshire Hathaway Inc., B .........................      United States      23,850        53,280,900
     MBIA Inc. ..........................................      United States     470,860        26,617,716
 *(R)Montpelier Re Holdings Ltd. ........................         Bermuda         53,350         5,260,310
     Muenchener Rueckversicherungs-Gesellschaft .........         Germany         90,924        21,506,180
     Old Republic International Corp. ...................      United States   1,132,330        35,668,395
 *(R)Olympus Re Holdings Ltd. ...........................         Bermuda        106,700        11,383,823
    *Prudential Financial Inc. ..........................      United States     352,100        11,746,056
     Radian Group Inc. ..................................      United States     251,620        12,291,637
    *Travelers Property Casualty ........................      United States     647,000        11,451,900
     White Mountains Insurance Group Inc. ...............      United States     148,918        47,132,547
  (R)White Mountains Insurance Group Inc. (Restricted) ..      United States     100,000        30,067,500
                                                                                             --------------
                                                                                               355,695,384
                                                                                             --------------
    *MACHINERY .7%
     Joy Global Inc. ....................................      United States     864,575        15,337,561
  (R)Lancer Industries Inc., B ..........................      United States           1           512,820
     Mueller Industries Inc. ............................      United States     506,435        16,079,311
                                                                                             --------------
                                                                                                31,929,692
                                                                                             --------------

MUTUAL BEACON FUND
STATEMENT OF INVESTMENTS, JUNE 30, 2002 (UNAUDITED) (CONT.)


                                                                                 SHARES/
                                                                  COUNTRY       WARRANTS          VALUE
-----------------------------------------------------------------------------------------------------------
     COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
     MARINE .5%
     Peninsular & Oriental Steam Navigation Co. .........     United Kingdom   6,256,593     $  22,983,247
                                                                                             --------------
     MEDIA 8.3%
     Dow Jones & Co. Inc. ...............................      United States     187,600         9,089,220
    *Fox Entertainment Group Inc., A ....................      United States     654,910        14,244,293
    *General Motors Corp., H ............................      United States   1,498,471        15,584,098
    *Hispanic Broadcasting Corp., A .....................      United States      49,600         1,294,560
     Lagardere SCA ......................................         France       1,034,404        44,785,762
    *Liberty Media Corp., A .............................      United States   5,977,556        59,775,560
     Meredith Corp. .....................................      United States     584,510        22,415,959
     NV Holdingsmig de Telegraaf ........................       Netherlands    1,116,761        20,867,028
     Omnicom Group Inc. .................................      United States     229,900        10,529,420
    *Rogers Communications Inc., B ......................         Canada       1,666,395        14,901,027
     Scripps Co., A .....................................      United States   1,014,325        78,103,025
    *TVMAX Holdings Inc. ................................      United States      74,205         1,409,895
    *Valassis Communications Inc. .......................      United States     434,980        15,876,770
     Washington Post Co., B .............................      United States     133,722        72,878,490
                                                                                             --------------
                                                                                               381,755,107
                                                                                             --------------
     METALS & MINING 1.5%
     Anglo American PLC .................................     United Kingdom     986,283        16,401,469
     Anglo American PLC, ADR ............................     United Kingdom       1,200            19,620
     Gencor Ltd. ........................................      South Africa    2,204,646         9,622,606
     Impala Platinum Holdings Ltd. ......................      South Africa      394,607        21,885,187
 *(R)International Steel Group ..........................      United States         834         8,340,000
     Newmont Mining Corp. ...............................      United States     439,800        11,579,934
                                                                                             --------------
                                                                                                67,848,816
                                                                                             --------------
     MULTI-UTILITIES .8%
     Suez SA ............................................         France       1,320,546        35,212,473
                                                                                             --------------
     MULTILINE RETAIL 2.5%
    *Federated Department Stores Inc. ...................      United States   2,081,085        82,619,075
     May Department Stores Co. ..........................      United States     950,490        31,299,636
                                                                                             --------------
                                                                                               113,918,711
                                                                                             --------------
     OIL & GAS 3.2%
     Amerada Hess Corp. .................................      United States     227,100        18,735,750
     BP PLC .............................................     United Kingdom   1,570,305        13,188,398
     BP PLC, ADR ........................................     United Kingdom     210,660        10,636,224
     Burlington Resources Inc. ..........................      United States     760,110        28,884,180
     Conoco Inc. ........................................      United States   1,846,830        51,341,874
     Pennzoil-Quaker State Co. ..........................      United States     115,000         2,475,950
    *Southwest Royalties Inc., A ........................      United States      69,184         2,075,530
     Valero Energy Corp. ................................      United States     493,800        18,477,996
                                                                                             --------------
                                                                                               145,815,902

MUTUAL BEACON FUND
STATEMENT OF INVESTMENTS, JUNE 30, 2002 (UNAUDITED) (CONT.)


                                                                                 SHARES/
                                                                  COUNTRY       WARRANTS          VALUE
-----------------------------------------------------------------------------------------------------------
     COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
     PAPER & FOREST PRODUCTS 3.4%
     Abitibi-Consolidated Inc. ..........................         Canada       5,561,970     $  51,271,497
     International Paper Co. ............................      United States   1,159,315        50,522,947
     MeadWestvaco Corp. .................................      United States   1,640,414        55,052,294
                                                                                             --------------
                                                                                               156,846,738
                                                                                             --------------
     PHARMACEUTICALS 2.9%
     Bristol-Myers Squibb Co. ...........................      United States     477,900        12,282,030
     Daiichi Pharmaceutical Co. .........................          Japan       1,415,500        25,863,048
     Merck & Co. Inc. ...................................      United States     768,770        38,930,513
     Santen Pharmaceutical Co.Ltd. ......................          Japan       1,684,600        18,243,040
     Schering-Plough Corp. ..............................      United States     417,900        10,280,340
     Takeda Chemical Industries Ltd. ....................          Japan         652,980        28,655,722
                                                                                             --------------
                                                                                               134,254,693
                                                                                             --------------
     REAL ESTATE 2.4%
    *Al-Zar Ltd. LP .....................................      United States          12                --
    *Alexander's Inc. ...................................      United States      46,300         3,555,840
    *Canary Wharf Group PLC .............................     United Kingdom  11,401,734        77,337,006
    *HomeFed Corp. ......................................      United States     269,405           245,159
 *(R)Security Capital European Realty ...................       Luxembourg       488,750         6,880,378
     St. Joe Co. ........................................      United States     400,698        12,028,954
     Ventas Inc. ........................................      United States   1,009,500        12,871,125
                                                                                             --------------
                                                                                               112,918,462
                                                                                             --------------
     ROAD & RAIL 1.8%
     Burlington Northern Santa Fe Corp. .................      United States     617,215        18,516,450
     Canadian National Railway Co. ......................         Canada         244,245        12,853,817
     Florida East Coast Industries Inc., A ..............      United States   1,266,900        32,052,570
     Florida East Coast Industries Inc., B ..............      United States     214,536         5,105,957
     Railtrack Group PLC ................................     United Kingdom   4,968,362        16,849,991
                                                                                             --------------
                                                                                                85,378,785
                                                                                             --------------
     SEMICONDUCTOR EQUIPMENT & PRODUCTS .3%
    *Agere Systems Inc., A ..............................      United States   5,722,995         8,012,193
    *Agere Systems Inc., B ..............................      United States   1,581,400         2,372,100
     Teradyne Inc. ......................................      United States      66,800         1,569,800
                                                                                             --------------
                                                                                                11,954,093
                                                                                             --------------
    *SOFTWARE .6%
     BMC Software Inc. ..................................      United States   1,608,300        26,697,780
                                                                                             --------------
     SPECIALTY RETAIL .7%
     GIB Group SA .......................................         Belgium        609,517        23,349,890
    *Zale Corp. .........................................      United States     313,440        11,362,200
                                                                                             --------------
                                                                                                34,712,090
                                                                                             --------------

MUTUAL BEACON FUND
STATEMENT OF INVESTMENTS, JUNE 30, 2002 (UNAUDITED) (CONT.)


                                                                                 SHARES/
                                                                  COUNTRY       WARRANTS          VALUE
-----------------------------------------------------------------------------------------------------------
     COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
     TEXTILES & APPAREL .4%
     Compagnie Financiere Richemont AG, A ...............       Switzerland      210,557     $   4,789,084
    *Jones Apparel Group Inc. ...........................      United States     395,500        14,831,250
                                                                                             --------------
                                                                                                19,620,334
                                                                                             --------------
     TOBACCO 4.4%
     Altadis SA .........................................          Spain       3,668,749        75,725,739
     Altadis SA (Paris Listed) ..........................          Spain          91,400         1,862,193
     British American Tobacco PLC .......................     United Kingdom   6,316,228        67,873,986
     British American Tobacco PLC, ADR ..................     United Kingdom      59,600         1,275,440
     Gallaher Group PLC .................................     United Kingdom     256,430         2,403,811
     Imperial Tobacco Group PLC .........................     United Kingdom     750,000        12,197,817
     Philip Morris Cos. Inc. ............................      United States     991,685        43,316,801
                                                                                             --------------
                                                                                               204,655,787
                                                                                             --------------
    *WIRELESS TELECOMMUNICATION SERVICES .7%
     AT&T Wireless Services Inc. ........................      United States   4,663,048        27,278,831
     U.S. Cellular Corp. ................................      United States     164,070         4,175,582
                                                                                             --------------
                                                                                                31,454,413
                                                                                             --------------
     TOTAL COMMON STOCKS AND OTHER EQUITY INTERESTS
        (COST $3,036,328,978) ...........................                                    3,545,196,982
                                                                                             --------------
     PREFERRED STOCKS .3%
    *Genesis Health Ventures Inc., 6.00%, cvt., pfd. ....      United States       3,302           328,549
     Henkel KGAA, pfd. ..................................         Germany        194,936        13,399,251
    *McLeodUSA Inc., cvt., pfd. .........................      United States     137,962           517,358
                                                                                             --------------
     TOTAL PREFERRED STOCKS (COST $12,714,927) ..........                                       14,245,158
                                                                                             --------------

                                                                                PRINCIPAL
                                                                                 AMOUNT**
                                                                             ---------------
     CORPORATE BONDS & NOTES 2.2%
     Alderwoods Group Inc.:
        11.00%, 1/02/07 .................................      United States $ 2,210,100         2,232,201
        12.25%, 1/02/09 .................................      United States   6,507,800         6,735,573
     DecisionOne Corp., Term Loan .......................      United States  10,192,548         8,663,666
     Eurotunnel Finance Ltd.:
        Equity Note, 12/31/03 ...........................     United Kingdom   4,047,387 GBP     2,992,078
        Participating Loan Note, 4/30/40 ................     United Kingdom     858,000 GBP       477,350
     Eurotunnel PLC:
        12/31/25, Tier 3 ................................     United Kingdom   7,428,785 GBP     7,473,399
        12/31/50, Resettable Advance R5 .................     United Kingdom   7,081,772 GBP     4,749,534
        Stabilization Advance S8, Tier 1 ................     United Kingdom   6,863,719 GBP     2,877,058
        Stabilization Advance S8, Tier 2 ................     United Kingdom   7,764,196 GBP     3,076,991

MUTUAL BEACON FUND
STATEMENT OF INVESTMENTS, JUNE 30, 2002 (UNAUDITED) (CONT.)


                                                                                   PRINCIPAL
                                                                  COUNTRY           AMOUNT**          VALUE
---------------------------------------------------------------------------------------------------------------
     CORPORATE BONDS & NOTES (CONT.)
     Eurotunnel SA:
        5.28%, 12/31/25, Tier 3 (Pibor) .................         France           1,048,320 EUR $     672,955
        12/31/25, Tier 3 (Libor) ........................         France          11,353,301 EUR     7,288,107
        12/31/50, Resettable Advance R4 .................         France          10,745,948 EUR     4,669,567
        Stabilization Advance S6, Tier 1 (Pibor) ........         France           1,466,852 EUR       398,381
        Stabilization Advance S6, Tier 2 (Libor) ........         France           5,689,625 EUR     1,460,953
        Stabilization Advance S7, Tier 1 (Libor) ........         France           3,454,001 EUR       938,068
     Intermedia Communications Inc.:
        8.50%, 1/15/08 ..................................      United States       1,150,000           373,750
        8.60%, 6/01/08 ..................................      United States       1,515,000           492,375
        9.50%, 3/01/09 ..................................      United States       1,390,000           451,750
     Providian Financial Corp., senior note,
        cvt., zero cpn., 2/15/21 ........................      United States      18,630,000         5,658,862
     Southwest Royalties Inc., 10.50%, 6/30/04 ..........      United States       4,612,000         4,612,000
     Telewest Finance Ltd., cvt., 6.00%, 7/07/05 ........     United Kingdom       2,435,000         1,714,021
     Tyco International Group SA:
        6.375%, 2/15/06 .................................       Luxembourg        10,790,000         8,699,437
        6.125%, 11/01/08 ................................       Luxembourg         4,610,000         3,561,225
        6.125%, 1/15/09 .................................       Luxembourg         1,195,000           923,138
     Tyco International Ltd., cvt., zero cpn., 11/17/20 .         Bermuda          3,435,000         2,127,948
     Xerox Credit Corp.:
        0.80%, 12/16/02 .................................      United States   1,200,000,000 JPY     9,410,979
        1.50%, 6/06/05 ..................................      United States   1,200,000,000 JPY     7,058,235
        2.00%, 6/06/07 ..................................      United States     700,000,000 JPY     3,854,497
                                                                                                 --------------
     TOTAL CORPORATE BONDS & NOTES (COST $100,298,860) ..                                          103,644,098
                                                                                                 --------------
    *BONDS & NOTES IN REORGANIZATION 6.3%
     Adelphia Communications Corp.:
        9.25%, 10/01/02 .................................      United States       2,150,000           849,250
        7.50%, 1/15/04 ..................................      United States       2,160,000           864,000
        10.50%, 7/15/04 .................................      United States       3,375,000         1,366,875
        10.25%, 11/01/06 ................................      United States       6,450,000         2,580,000
        9.875%, 3/01/07 .................................      United States       1,545,000           625,725
        8.375%, 2/01/08 .................................      United States       7,095,000         2,873,475
        7.75%, 1/15/09 ..................................      United States       4,195,000         1,678,000
        7.875%, 5/01/09 .................................      United States       2,310,000           900,900
        9.375%, 11/15/09 ................................      United States       1,655,000           678,550
        10.875%, 10/01/10 ...............................      United States         540,000           216,000
        10.25%, 6/15/11 .................................      United States       5,285,000         2,193,275
        cvt., 6.00%, 2/15/06 ............................      United States      28,830,000         2,594,700
        cvt., 3.25%, 5/01/21 ............................      United States       3,300,000           297,000
     Aiken Cnty S C Indl Rev Ref Beloit, 6.00%, 12/01/11       United States         420,000            26,460
     Barings BV, 1/22/01 ................................       Netherlands       25,350,000         8,872,500
     Century Communications Corp., zero cpn., 3/15/03 ...      United States       5,535,000         1,688,175
     Comdisco Inc.:
        6.13%, 8/01/01 ..................................      United States       9,230,000         7,614,750
        7.23%, 8/16/01 ..................................      United States       2,180,000         1,820,300
        6.65%, 11/13/01 .................................      United States       1,750,000         1,470,000
        6.375%, 11/30/01 ................................      United States       5,325,000         4,313,250

MUTUAL BEACON FUND
STATEMENT OF INVESTMENTS, JUNE 30, 2002 (UNAUDITED) (CONT.)


                                                                                 PRINCIPAL
                                                                  COUNTRY         AMOUNT**          VALUE
-------------------------------------------------------------------------------------------------------------
    *BONDS & NOTES IN REORGANIZATION (CONT.)
     Comdisco Inc.: (cont.)
        6.00%, 1/30/02 ..................................      United States  $ 10,880,000       $ 9,084,800
        5.95%, 4/30/02 ..................................      United States    15,630,000        12,894,750
        6.125%, 1/15/03 .................................      United States     1,970,000         1,635,100
        9.50%, 8/15/03 ..................................      United States     2,610,000         2,192,400
        Revolver ........................................      United States     5,398,000         4,480,340
     Dow Corning Corp.:
        9.30%, 1/27/98 ..................................      United States     1,835,000         3,413,100
        8.55%, 3/01/01 ..................................      United States     1,100,000         1,826,000
        9.38%, 2/01/08 ..................................      United States       790,000         1,477,300
        8.15%, 10/15/29 .................................      United States     7,050,000        11,703,000
        9.50%, 8/10/95 ..................................      United States       350,000           659,750
        Bank Claim ......................................      United States     7,677,843        11,132,873
        Bank Debt .......................................      United States     2,070,704         3,002,521
        Bank Debt #1 ....................................      United States     2,850,000         4,132,500
     Enron Corp.:
        FRN, .6788%, 6/18/03 ............................      United States   200,000,000 JPY       191,891
        144A, 8.00%, 8/15/05 ............................      United States     2,811,000           562,200
     Enron Corp. Trust II, 144A, 7.375%, 5/15/06 ........      United States     2,157,000           431,400
     Frontier Corp., 7.25%, 5/15/04 .....................      United States     1,300,000           162,500
     Genesis Health Ventures Inc., zero cpn., 9/15/04 ...      United States         3,162             3,162
     Global Crossing Holdings Ltd.:
        9.125, 11/15/06 .................................      United States     7,220,000           108,300
        9.625%, 5/15/08 .................................      United States     3,535,000            53,025
        9.50%, 11/15/09 .................................      United States     5,870,000            88,050
        Revolver ........................................      United States    15,438,430         2,856,110
        Term Loan .......................................      United States    10,910,000         2,018,350
     Global Crossing Ltd., 6.00% 10/15/03 ...............      United States     1,200,000           150,000
     Harnischfeger Industries Inc.:
        8.90%, 3/01/22 ..................................      United States     3,775,000           226,500
        8.70%, 6/15/22 ..................................      United States     3,460,000           207,600
        7.25%, 12/15/25 .................................      United States     5,165,000           309,900
        6.875%, 2/15/27 .................................      United States     4,430,000           265,800
        Stipulated Bank Claim ...........................      United States     5,708,150           342,489
     Integrated Health Services Inc.:
        Revolver ........................................      United States     9,340,311           887,330
        Tranche B, Term Loan ............................      United States     6,880,376           653,636
        Tranche C, Term Loan ............................      United States       895,139            85,038
     Laidlaw Inc.:
        7.70%, 8/15/02 ..................................         Canada         6,680,000         4,158,300
        7.05%, 5/15/03 ..................................         Canada         4,070,000         2,584,450
        6.65%, 10/01/04 .................................         Canada         1,060,000           651,900
        7.875%, 4/15/05 .................................         Canada         3,755,000         2,309,325
        6.50%, 5/01/05 ..................................         Canada         3,180,000         1,939,800
        7.65%, 5/15/06 ..................................         Canada         2,265,000         1,449,600
        6.70%,  5/01/08 .................................         Canada         2,845,000         1,735,450
        8.75%, 4/15/25 ..................................         Canada         3,584,000         2,240,000

MUTUAL BEACON FUND
STATEMENT OF INVESTMENTS, JUNE 30, 2002 (UNAUDITED) (CONT.)


                                                                               PRINCIPAL
                                                                  COUNTRY       AMOUNT**          VALUE
-----------------------------------------------------------------------------------------------------------
    *BONDS & NOTES IN REORGANIZATION (CONT.)
     Laidlaw Inc.: (cont.)
        6.72%, 10/01/27 .................................         Canada     $ 7,965,000       $ 4,898,475
        Revolver ........................................         Canada      16,119,340        10,437,272
     Metromedia Fiber Network Inc.:
        14.00%, 3/15/07 .................................      United States  23,101,000         6,237,270
        10.00%, 11/15/08 ................................      United States  15,410,000           231,150
        senior note, 10.00%, 12/15/09 ...................      United States  15,751,000           236,265
        senior note, 10.00%, 12/15/09 ...................      United States   7,240,000 EUR       143,004
     NTL Communications Corp.:
        12.75%, 4/15/05 .................................     United Kingdom   2,760,000           855,600
        9.25%, 11/15/06 .................................     United Kingdom   6,605,000 EUR     1,956,921
        10.00%, 2/15/07 .................................     United Kingdom   6,266,000         1,879,800
        12.375%, 2/01/08 ................................     United Kingdom   5,145,000 EUR     1,524,354
        11.50%, 10/01/08 ................................     United Kingdom  10,700,000         3,210,000
        9.875%, 11/15/09 ................................     United Kingdom   8,210,000 EUR     2,432,448
        11.875%, 10/01/10 ...............................     United Kingdom   4,685,000         1,264,950
        cvt., 7.00%, 2/15/08 ............................     United Kingdom  11,910,000         3,037,050
        Series B, 12.375%, 10/01/08 .....................     United Kingdom   3,919,000           803,395
        Series B, 9.75%, 4/15/09 ........................     United Kingdom  14,400,000 GBP     6,383,292
        Series B, 11.50%, 11/15/09 ......................     United Kingdom   6,655,000 EUR     1,661,752
     NTL Inc.:
        9.75%, 4/01/08 ..................................     United Kingdom  19,895,000         5,371,650
        cvt., 5.75%, 12/15/09 ...........................     United Kingdom  18,785,000         2,817,750
        Series B, 11.50%, 2/01/06 .......................     United Kingdom   9,691,000         2,907,300
        Series B, 9.50%, 4/01/08 ........................     United Kingdom   4,105,000 GBP     1,877,115
        Series B, 10.75%, 4/01/08 .......................     United Kingdom  16,780,000 GBP     7,673,079
     Owens Corning, Revolver ............................      United States  19,480,034        13,343,824
     PG & E Corp.:
        5.00%, 1/31/03 ..................................      United States   2,064,664         2,064,664
        7.375%, 11/01/05 ................................      United States  20,804,000        20,908,020
        Commercial Paper, 1/18/01 .......................      United States     835,000           818,300
        Commercial Paper, 1/30/01 .......................      United States     415,000           406,700
        Commercial Paper, 2/16/01 .......................      United States   1,260,000         1,234,800
        FRN, 144A, 7.575%, 10/31/01 .....................      United States   7,332,000         7,222,020
        MTN, 5.94%, 10/07/03 ............................      United States   1,050,000           976,500
     Port Seattle Wash Ref-Beloit Proj., 6.00%, 12/01/17       United States     225,000            14,175
     Safety Kleen Corp.:
        9.25%, 5/15/09 ..................................      United States     630,000            18,900
        Revolver ........................................      United States   5,274,907         2,901,199
        Term Loan .......................................      United States     554,064 CAD       129,326
        Term Loan A .....................................      United States   5,128,780         2,718,253
        Term Loan B .....................................      United States   5,073,463         2,688,935
        Term Loan C .....................................      United States   5,073,463         2,688,935
     Safety Kleen Services, 9.25%, 6/01/08 ..............      United States      50,000             1,125

MUTUAL BEACON FUND
STATEMENT OF INVESTMENTS, JUNE 30, 2002 (UNAUDITED) (CONT.)


                                                                                 PRINCIPAL
                                                                  COUNTRY         AMOUNT**          VALUE
-------------------------------------------------------------------------------------------------------------
    *BONDS & NOTES IN REORGANIZATION (CONT.)
     Southern California Edison Co.:
        7.20%, 11/03/03 .................................      United States   $11,122,000       $11,400,050
        6.375%, 1/15/06 .................................      United States       620,000           598,300
        7.125%, 7/15/25 .................................      United States       525,000           477,750
     Williams Communications Inc.:
        Term Loan .......................................      United States     5,126,128         3,588,290
        Term Loan A .....................................      United States     2,076,444         1,453,511
     WorldCom Inc.:
        8.25%, 5/15/10 ..................................      United States     8,640,000         1,425,600
        7.375%, 1/15/11 .................................      United States    16,917,000         3,383,400
        7.50%, 5/15/11 ..................................      United States    13,325,000         2,065,375
        8.25%, 5/15/31 ..................................      United States       650,000           105,625
     WorldCom Inc. - MCI Group:
        6.50%, 4/15/10 ..................................      United States     1,100,000           341,000
        7.125% 6/15/27 ..................................      United States       570,000           199,500
                                                                                               --------------
     TOTAL BONDS & NOTES IN REORGANIZATION (COST $300,532,709)                                   288,843,694
                                                                                               --------------


                                                                           SHARES/PRINCIPAL
                                                                                 AMOUNT
                                                                           ----------------

     COMPANIES IN LIQUIDATION
    *City Investing Company Liquidating Trust ...........      United States       423,187           812,519
     Eli Jacobs, Bank Claim .............................      United States    25,305,910           162,489
    *MBOP Liquidating Trust .............................      United States       205,135           102,568
     United Companies Financial Corp., Revolver .........      United States    28,431,827           284,318
                                                                                               --------------
     TOTAL COMPANIES IN LIQUIDATION (COST $145,071) .....                                          1,361,894
                                                                                               --------------


                                                                                PRINCIPAL
                                                                                 AMOUNT
                                                                              ------------

     GOVERNMENT AGENCIES 14.3%
     Federal Home Loan Bank, 1.701% to 3.777%,
        with maturities to 5/15/03 ......................      United States  $126,500,000       125,376,337
     Federal Home Loan Mortgage Corp., 1.887% to 3.875%,
        with maturities to 6/25/03 ......................      United States   235,400,000       234,161,441
  (b)Federal National Mortgage Association, 1.70% to
        3.70%, with maturities to 5/30/03 ...............      United States   295,000,000       293,011,196
     U.S. Treasury Bill, 1.775%, 12/12/02 ...............      United States     4,500,000         4,466,173
                                                                                               --------------
     TOTAL GOVERNMENT AGENCIES (COST $655,615,269) ......                                        657,015,147
                                                                                               --------------

MUTUAL BEACON FUND
STATEMENT OF INVESTMENTS, JUNE 30, 2002 (UNAUDITED) (CONT.)


                                                                  COUNTRY        SHARES           VALUE
-----------------------------------------------------------------------------------------------------------
  (a)SHORT TERM INVESTMENTS (COST $55,128,519) 1.2%
     Franklin Institutional Fiduciary Trust
        Money Market Portfolio ..........................      United States  55,128,519    $   55,128,519

     TOTAL INVESTMENTS (COST $4,160,764,333) 101.2% .....                                    4,665,435,492
     SECURITIES SOLD SHORT (.1)% ........................                                       (4,625,769)
     NET EQUITY IN FORWARD CONTRACTS (2.1)% .............                                      (97,835,874)
     OTHER ASSETS, LESS LIABILITIES 1.0% ................                                       45,153,344
                                                                                            ---------------
     TOTAL NET ASSETS 100.0% ............................                                   $4,608,127,193
                                                                                            ===============

     SECURITIES SOLD SHORT
     ISSUER                                                       COUNTRY        SHARES            VALUE
-----------------------------------------------------------------------------------------------------------
     Amgen Inc. .........................................      United States      78,888    $    3,303,829
     Univision Communications Inc., A ...................      United States      42,100         1,321,940
                                                                                            ---------------
     TOTAL SECURITIES SOLD SHORT (PROCEEDS $5,415,818) ..                                   $    4,625,769
                                                                                            ---------------


     CURRENCY ABBREVIATIONS:
     CAD -- Canadian Dollar
     EUR -- European Unit
     GBP -- British Pound
     JPY -- Japanese Yen

     *Non-income producing.
     **Securities denominated in U.S. dollars unless otherwise indicated.

     (a)The Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers Inc., an affiliate of Franklin Resources Inc.
     (b)See note 1(e) regarding securities segregated with broker for securities sold short.
     (R)See note 7 regarding restricted securities.
     +The Investment Company Act of 1940 defines "affiliated companies" as investments in portfolio companies in which the Fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" at June 30, 2002 were $52,260,582.

24                     See notes to financial statements.

MUTUAL BEACON FUND
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2002 (UNAUDITED)


Assets:
 Investments in securities, at value (cost $4,160,764,333) ..    $4,665,435,492
 Cash .......................................................         1,536,821
 Foreign currency, at value (cost $5,580,933) ...............         6,162,731
 Receivables:
  Investment securities sold ................................        49,125,715
  Capital shares sold .......................................         5,593,927
  Dividends and interest ....................................         7,219,077
 Unrealized gain on forward exchange contracts (Note 6) .....           585,910
 Deposits with broker for securities sold short .............         3,205,646
                                                                 ---------------
      Total assets ..........................................     4,738,865,319
                                                                 ---------------
Liabilities:
 Payables:
  Investment securities purchased ...........................        16,349,357
  Capital shares redeemed ...................................         6,115,422
  To affiliates .............................................         4,682,536
 Securities sold short, at value (proceeds $5,415,818) ......         4,625,769
 Unrealized loss on forward exchange contracts (Note 6) .....        98,421,784
 Accrued expenses ...........................................           543,258
                                                                 ---------------
       Total liabilities ....................................       130,738,126
                                                                 ---------------
Net assets, at value ........................................    $4,608,127,193
                                                                 ===============
Net assets consist of:
 Undistributed net investment income ........................     $  29,781,096
 Net unrealized appreciation ................................       408,392,990
 Accumulated net realized gain ..............................       108,793,550
 Capital  shares ............................................     4,061,159,557
                                                                 ---------------
Net assets, at value ........................................    $4,608,127,193
                                                                 ===============

MUTUAL BEACON FUND
Financial Statements (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES (CONT.)
JUNE 30, 2002 (UNAUDITED)


CLASS Z:
 Net asset value and maximum offering price per share
   ($2,953,189,844 / 235,705,396 shares outstanding) ........         $12.53
                                                                   =========
CLASS A:
 Net asset value per share ($1,060,279,282 / 85,030,862
   shares outstanding) ......................................         $12.47
                                                                   =========
 Maximum offering price per share ($12.47 / 94.25%) .........         $13.23
                                                                   =========
CLASS B:
 Net asset value and maximum offering price per share
   ($95,920,214 / 7,841,376 shares outstanding)* ............         $12.23
                                                                   =========
CLASS C:
 Net asset value per share ($498,737,853 / 40,314,834
   shares outstanding)* .....................................         $12.37
                                                                   =========
 Maximum offering price per share ($12.37 / 99.00%) .........         $12.50
                                                                   =========

*Redemption price per share is equal to net asset value less any applicable sales charge.

26                             See notes to financial statements.

MUTUAL BEACON FUND
Financial Statements (CONTINUED)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)


Investment Income:
 (net of foreign taxes of $2,365,538)
 Dividends .................................................................  $  35,277,843
 Interest ..................................................................     25,911,042
                                                                              --------------
      Total investment income ..............................................                 $  61,188,885
Expenses:
 Management fees (Note 3) ..................................................     13,911,519
 Administrative fees (Note 3) ..............................................      1,836,357
 Distribution fees (Note 3)
  Class A ..................................................................      1,830,453
  Class B ..................................................................        410,568
  Class C ..................................................................      2,494,063
 Transfer agent fees (Note 3) ..............................................      1,777,100
 Custodian fees ............................................................        184,900
 Reports to shareholders ...................................................        113,600
 Registration and filing fees ..............................................          1,300
 Professional fees .........................................................         98,000
 Directors' fees and expenses ..............................................         99,600
 Other .....................................................................         39,000
                                                                              --------------
      Total expenses .......................................................                    22,796,460
                                                                                             --------------
           Net investment income ...........................................                    38,392,425
                                                                                             --------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ..............................................................    139,683,542
  Foreign currency transactions ............................................    (12,693,290)
                                                                              --------------
      Net realized gain                                                                        126,990,252
 Net unrealized depreciation on:
  Investments ..............................................................   (208,926,628)
  Translation of assets and liabilities denominated in foreign currencies ..   (104,162,256)
                                                                              --------------
      Net unrealized depreciation ..........................................                  (313,088,884)
                                                                                             --------------
Net realized and unrealized loss ...........................................                  (186,098,632)
                                                                                             --------------
Net decrease in net assets resulting from operations .......................                 $(147,706,207)
                                                                                             ==============

See notes to financial statements.                                            27

MUTUAL BEACON FUND
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)
AND THE YEAR ENDED DECEMBER 31, 2001

                                                                            SIX MONTHS ENDED     YEAR ENDED
                                                                              JUNE 30, 2002   DECEMBER 31, 2001
                                                                            -----------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .................................................   $   38,392,425     $   59,221,520
  Net realized gain from investments and foreign currency transactions ..      126,990,252        243,164,649
  Net unrealized depreciation on investments and translation of assets
    and liabilities denominated in foreign currencies ...................     (313,088,884)       (56,555,277)
                                                                            -----------------------------------
     Net increase (decrease) in net assets resulting from operations ....     (147,706,207)       245,830,892
 Distributions to shareholders from:
  Net investment income:
   Class Z ..............................................................       (7,570,164)       (43,985,857)
   Class A ..............................................................       (2,408,133)       (10,478,965)
   Class B ..............................................................         (186,530)          (436,136)
   Class C ..............................................................         (876,954)        (2,248,038)
  Net realized gains:
   Class Z ..............................................................      (25,921,956)      (209,971,145)
   Class A ..............................................................       (9,281,498)       (64,099,567)
   Class B ..............................................................         (834,456)        (3,724,612)
   Class C ..............................................................       (4,409,653)       (32,280,791)
                                                                            -----------------------------------
 Total distributions to shareholders ....................................      (51,489,344)      (367,225,111)
 Capital share transactions (Note 2):
  Class Z ...............................................................      (14,774,375)       118,192,707
  Class A ...............................................................      130,638,582        254,481,558
  Class B ...............................................................       36,332,104         49,746,758
  Class C ...............................................................       40,148,733         76,867,205
                                                                            -----------------------------------
 Total capital share transactions .......................................      192,345,044        499,288,228
     Net increase (decrease) in net assets ..............................       (6,850,507)       377,894,009
Net assets:
 Beginning of period ....................................................    4,614,977,700      4,237,083,691
                                                                            -----------------------------------
 End of period ..........................................................   $4,608,127,193     $4,614,977,700
                                                                            ===================================
Undistributed net investment income included in net assets:
 End of period ..........................................................   $   29,781,096     $    2,430,452
                                                                            ===================================


28                                            See notes to financial statements.

MUTUAL BEACON FUND
Notes to Financial Statements (unaudited)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Beacon Fund (the Fund) is a separate, diversified series of Franklin Mutual Series Fund, Inc. (the Series Fund), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks capital appreciation, with income as a secondary objective, by investing primarily in common and preferred stocks, bonds, and convertible securities in the U.S. and other countries. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

The Fund may enter into forward exchange contracts to hedge against foreign exchange rates. A forward exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. These contracts are valued daily and the Fund's equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

When the Fund purchases or sells foreign securities, it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

MUTUAL BEACON FUND
Notes to Financial Statements (unaudited) (CONTINUED)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

D. OPTION CONTRACTS

The Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell a specified number of shares or units of a particular security at a specified price at any time until the contract stated expiration date. Options purchased are recorded as investments; options written (sold) are recorded as liabilities. When the exercise of an option results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include price movements in the underlying securities, the possibility there may be an illiquid options market, or the inability of the counterparties to fulfill their obligations under the contract.

E. SECURITIES SOLD SHORT

The Fund is engaged in selling securities short, which obligates the Fund to replace a security borrowed. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale. The Fund must maintain a deposit for the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short.

F. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

G. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Bond discount is amortized on a yield to maturity basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Series Fund are allocated among the funds comprising the Series Fund based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

MUTUAL BEACON FUND
Notes to Financial Statements (unaudited) (CONTINUED)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

H. SECURITIES ISSUED ON A WHEN-ISSUED OR DELAYED BASIS

The Fund may trade securities on a when-issued or delayed basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date price.

I. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. CAPITAL STOCK

The Fund offers four classes of shares: Class Z, Class A, Class B, and Class C. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At June 30, 2002, there were 1.55 billion Fund shares authorized ($0.001 par value) of which 750 million, 300 million, 200 million, and 300 million were designated as Class Z, Class A, Class B, and Class C shares, respectively. Transactions in the Fund's shares were as follows:

                                                          SIX MONTHS ENDED                 YEAR ENDED
                                                            JUNE 30, 2002               DECEMBER 31, 2001
                                                    ------------------------------------------------------------
                                                       SHARES         AMOUNT           SHARES         AMOUNT
                                                    ------------------------------------------------------------
CLASS Z SHARES:
Shares sold .....................................     8,131,217   $ 107,806,667      14,920,544   $ 208,059,733
Shares issued on reinvestment of distributions ..     2,415,950      30,972,876      18,039,889     236,048,835
Shares redeemed .................................   (11,631,944)   (153,553,918)    (23,568,837)   (325,915,861)
                                                    ------------------------------------------------------------
Net increase (decrease) .........................    (1,084,777)  $ (14,774,375)      9,391,596   $ 118,192,707
                                                    ============================================================

                                                          SIX MONTHS ENDED                 YEAR ENDED
                                                            JUNE 30, 2002               DECEMBER 31, 2001
                                                    ------------------------------------------------------------
                                                       SHARES         AMOUNT           SHARES         AMOUNT
                                                    ------------------------------------------------------------
CLASS A SHARES:
Shares sold .....................................    14,627,048   $ 193,202,815      28,019,817   $ 390,386,173
Shares issued on reinvestment of distributions ..       876,562      11,184,941       5,476,534      71,282,073
Shares redeemed .................................    (5,610,577)    (73,749,174)    (15,135,050)   (207,186,688)
                                                    ------------------------------------------------------------
Net increase ....................................     9,893,033   $ 130,638,582      18,361,301   $ 254,481,558
                                                    ============================================================

MUTUAL BEACON FUND
Notes to Financial Statements (unaudited) (CONTINUED)


2. CAPITAL STOCK (CONT.)

                                                          SIX MONTHS ENDED                 YEAR ENDED
                                                            JUNE 30, 2002               DECEMBER 31, 2001
                                                    ------------------------------------------------------------
                                                       SHARES         AMOUNT           SHARES         AMOUNT
                                                    ------------------------------------------------------------
CLASS B SHARES:
Shares sold .....................................     2,985,387    $ 38,722,248       3,639,805    $ 49,880,303
Shares issued on reinvestment of distributions ..        75,622         946,829         301,562       3,831,562
Shares redeemed .................................      (258,760)     (3,336,973)       (296,216)     (3,965,107)
                                                    ------------------------------------------------------------
Net increase ....................................     2,802,249    $ 36,332,104       3,645,151    $ 49,746,758
                                                    ============================================================

                                                          SIX MONTHS ENDED                 YEAR ENDED
                                                            JUNE 30, 2002               DECEMBER 31, 2001
                                                    ------------------------------------------------------------
                                                       SHARES         AMOUNT           SHARES         AMOUNT
                                                    ------------------------------------------------------------
CLASS C SHARES:
Shares sold .....................................     5,032,684    $ 65,993,086       8,345,100    $115,343,161
Shares issued on reinvestment of distributions ..       383,918       4,860,399       2,448,722      31,784,934
Shares redeemed .................................    (2,347,967)    (30,704,752)     (5,145,141)    (70,260,890)
                                                    ------------------------------------------------------------
Net increase ....................................     3,068,635    $ 40,148,733       5,648,681    $ 76,867,205
                                                    ============================================================


3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Series Fund are also officers or directors of Franklin Mutual Advisers, LLC, (Franklin Mutual) and Franklin Templeton Services, LLC (FT Services), the Fund's investment manager and administrative manager, respectively. Franklin/Templeton Investor Services, LLC (Investor Services) and Franklin/Templeton Distributors, Inc. (Distributors), are the Fund's transfer agent and principal underwriter, respectively.

The Fund pays an investment management fee to Franklin Mutual of 0.60% per year of the average daily net assets of the Fund. Management fees were reduced on assets invested in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund) in an amount not to exceed the management fees paid by the Sweep Money Fund.

The Fund pays its allocated share of an administrative fee to FT Services based on the Series Fund's aggregate average daily net assets as follows:

        ANNUALIZED
        FEE RATE    AVERAGE DAILY NET ASSETS
        ---------------------------------------------------------------
        0.150%      First $200 million
        0.135% Over $200 million, up to and including $700 million 0.100% Over $700 million, up to and including $1.2 billion
        0.075%      Over $1.2 billion

The Fund reimburses Distributors for costs incurred in marketing the Fund's shares up to 0.35%, 1.00%, and 1.00% per year of the average daily net asset of Class A, Class B, and Class C shares, respectively. Distributors received net commissions from sales of those shares and received contingent deferred sales charges for the period of $271,496 and $36,148, respectively.

MUTUAL BEACON FUND
Notes to Financial Statements (unaudited) (CONTINUED)


4. INCOME TAXES

At June 30, 2002, the cost of investments and net unrealized appreciation for income tax purposes were as follows:

                 Cost of investments ...................    $4,175,234,865
                                                            ===============
                 Unrealized appreciation ...............       790,738,470
                 Unrealized depreciation ...............      (300,537,843)
                                                            ---------------
                 Net unrealized appreciation ...........      $490,200,627
                                                            ===============

Net investment income and net realized capital gains differ for financial statement and tax purposes primarily due to differing treatments of passive foreign investment companies, wash sales, and foreign currency transactions.

The Fund utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for tax purposes.


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended June 30, 2002 aggregated $1,315,250,948 and $901,923,676, respectively.

Transactions in options written during the period ended June 30, 2002 were as follows:

                                                       NUMBER
                                                    OF CONTRACTS     PREMIUM
                                                    ----------------------------
        Options outstanding at December 31, 2001             --       $      --
        Options written                                 106,891         479,358
        Options expired                                 (86,362)       (312,086)
        Options exercised                               (20,529)       (167,272)
                                                    ----------------------------
        Options outstanding at June 30, 2002                 --       $      --
                                                    ============================

MUTUAL BEACON FUND
Notes to Financial Statements (unaudited) (CONTINUED)


6. FORWARD EXCHANGE CONTRACTS

At June 30, 2002, the Fund has outstanding forward exchange contracts as set out below. The contracts are reported in the financial statements at the Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the day of entry into the contracts.

                                                                          IN      SETTLEMENT   UNREALIZED
CONTRACTS TO BUY:                                                    EXCHANGE FOR    DATE      GAIN (LOSS)
-----------------                                                   --------------------------------------
 23,424,042   Danish Krone ................................    U.S.  $ 3,060,407   7/16/02  U.S. $ 50,904
  2,875,000   Canadian Dollars ............................            1,799,349   8/19/02         88,558
  4,248,500   Swiss Franc .................................            2,808,276   9/13/02         50,397
  6,450,000   European Unit ...............................            6,055,245  11/21/02        274,774
                                                                    ------------                 ---------
                                                                     $13,723,277                  464,633
                                                                    ============                 ---------
         Net unrealized gain on offsetting forward exchange contracts                             121,277
                                                                                                 ---------
            Unrealized gain on forward exchange contracts .                                       585,910
                                                                                                 ---------

CONTRACTS TO BUY:
-----------------
  3,784,893   Swiss Franc .................................    U.S.  $ 2,548,732   9/13/02         (2,005)
  4,113,129   British Pounds ..............................            6,246,445   9/25/02        (11,282)
  2,700,000   European Unit ...............................            2,659,311  11/21/02         (9,199)
                                                                    ------------                 ---------
                                                               U.S.  $11,454,488                  (22,486)
                                                                    ============                 ---------

MUTUAL BEACON FUND
Notes to Financial Statements (unaudited) (CONTINUED)


6. FORWARD EXCHANGE CONTRACTS (CONT.)

                                            IN        SETTLEMENT         UNREALIZED
CONTRACTS TO SELL:                     EXCHANGE FOR      DATE            GAIN (LOSS)
------------------                     ----------------------------------------------
   83,891,378   European Unit ..  U.S.$   93,927,130    7/08/02    U.S. $ (8,832,200)
  108,511,369   British Pounds .         158,563,326    7/08/02           (6,741,151)
  461,782,030   Danish Krone ...          54,938,957    7/16/02           (6,395,963)
   85,414,181   European Unit ..          97,772,315    8/15/02          (10,947,780)
   92,303,822   Canadian Dollars         145,490,014    8/19/02           (3,234,117)
   91,490,518   European Unit ..          98,603,939    8/21/02           (5,665,026)
   71,966,804   European Unit ..          62,760,869    8/27/02           (8,129,815)
   38,078,777   British Pounds .          55,345,248    8/28/02           (2,485,390)
  147,620,007   Canadian Dollars          96,131,143    8/30/02             (774,346)
   71,891,744   European Unit ..          62,916,177    9/09/02           (7,859,482)
   68,064,307   Swiss Franc ....          41,717,595    9/13/02           (4,080,586)
1,267,609,439   Japanese Yen ...          10,271,529    9/24/02             (354,143)
   72,588,064   European Unit ..          63,838,496    9/25/02           (7,571,681)
   99,485,265   British Pounds .         141,249,824    9/25/02           (9,561,593)
   38,357,076   European Unit ..          33,696,234   10/15/02           (4,006,358)
  199,191,236   Norwegian Krone           22,796,290   10/15/02           (3,330,478)
   37,125,000   European Unit ..          33,938,475   11/21/02           (2,495,939)
   64,761,214   Swiss Franc ....          41,598,257   12/13/02           (2,044,316)
8,500,000,000   Japanese Yen ...          69,286,116   12/24/02           (2,351,294)
3,646,775,551   Japanese Yen ...          29,960,364    3/24/03             (970,108)
                                      --------------                     ------------
                                  U.S.$1,414,802,298                     (97,831,766)
                                      ==============                     ------------
         Net unrealized loss on offsetting forward exchange contracts       (567,532)
                                                                         ------------
            Unrealized loss on forward exchange contracts                (98,421,784)
                                                                         ------------
               Net unrealized loss on forward exchange contracts   U.S. $(97,835,874)
                                                                        =============

MUTUAL BEACON FUND
Notes to Financial Statements (unaudited) (CONTINUED)


7. RESTRICTED SECURITIES

The Fund may purchase securities through a private offering that generally cannot be sold to the public without prior registration under the Securities Act of 1933. The costs of registering such securities are paid by the issuer. Restricted securities held at June 30, 2002 are as follows:

                                                                   ACQUISITION
NUMBER OF SHARES                             ISSUER                    DATE          COST          VALUE
---------------------------------------------------------------------------------------------------------
       834    International Steel Group .........................    4/10/02   $ 8,340,000    $ 8,340,000
         1    Lancer Industries Inc., B .........................    8/11/89         5,129        512,820
    53,350    Montpelier Re Holdings Ltd. .......................   12/11/01     5,335,000      5,260,310
10,862,000    Nippon Investment LLC .............................    2/14/01    10,862,000     11,677,736
   106,700    Olympus Re Holdings Ltd. ..........................   12/19/01    10,670,000     11,383,823
   488,750    Security Capital European Realty ..................    4/08/98     9,775,000      6,880,378
   100,000    White Mountains Insurance Group Inc. (Restricted) .    6/01/01    20,000,000     30,067,500
                                                                                              -----------
TOTAL RESTRICTED SECURITIES (1.61% OF NET ASSETS) ...............                             $74,122,567
                                                                                              ===========

LITERATURE REQUEST

For a brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton Investments at 1-800/DIAL BEN[REGISTRATION MARK] (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS


GLOBAL GROWTH
Franklin Global Aggressive
 Growth Fund
Franklin Global Growth Fund
Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller
 Companies Fund
Templeton Growth Fund
Templeton International
 (Ex EM) Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH & INCOME
Franklin Global
 Communications Fund
Mutual European Fund
Templeton Global Bond Fund

GLOBAL INCOME
Franklin Templeton Hard
 Currency Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin California Growth Fund(1)
Franklin Capital Growth Fund(2)
Franklin DynaTech Fund
Franklin Gold and Precious
 Metals Fund
Franklin Growth Fund
Franklin Large Cap Growth Fund
Franklin Small-Mid Cap
 Growth Fund
Franklin Small Cap Growth Fund II(3)
Franklin Technology Fund

GROWTH & INCOME
Franklin Balance Sheet
 Investment Fund(4)
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin Large Cap Value Fund
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund
Franklin Small Cap Value Fund(5)
Franklin Utilities Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund

FUND ALLOCATOR SERIES
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth
 Target Fund
Franklin Templeton Moderate
 Target Fund

INCOME
Franklin Adjustable U.S. Government Securities Fund(6)
Franklin's AGE High Income Fund
Franklin Floating Rate Daily
 Access Fund
Franklin Floating Rate Trust(7)
Franklin Short-Intermediate
 U.S. Government Securities Fund(6)
Franklin Strategic Income Fund
Franklin Total Return Fund
Franklin U.S. Government
 Securities Fund(6)
Franklin Federal Money Fund(6,8)
Franklin Money Fund(6,8)

TAX-FREE INCOME(9)
Double Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free
 Income Fund
Insured Tax-Free Income Fund(10)
Tax-Exempt Money Fund(6,8)

STATE-SPECIFIC
TAX-FREE INCOME(9)
Alabama
Arizona
California(11)
Colorado
Connecticut
Florida(11)
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(10)
Michigan(10)
Minnesota(10)
Missouri
New Jersey
New York(11)
North Carolina
Ohio(10)
Oregon
Pennsylvania
Tennessee
Texas
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust(12)


1. Effective 9/1/02, the fund's name will change to Franklin Flex Cap Growth Fund and its investment criteria will be modified to invest a majority of its net assets in California companies, as opposed to at least 80% of net assets.
2. Formerly Franklin Growth and Income Fund. Effective 5/1/02, the fund's name changed; investment goal and strategy remained the same.
3. The fund is closed to all new investors. Existing shareholders can continue adding to their account through exchanges and purchases.
4. Effective 5/1/02, the fund is closed to all new investors. Existing shareholders, however, will be able to continue adding to their accounts through exchanges and purchases. In addition, retirement plans with an existing account in the fund will be allowed to open new participant accounts.
5. Effective 4/1/02, the fund expanded its investment universe to include companies with market capitalizations up to $2.5 billion.
6. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.
7. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.
8. No assurance exists that the fund's $1.00 per share price will be maintained. It is possible to lose money by investing in the fund.
9. For investors subject to the alternative minimum tax, a small portion of these dividends may be taxable. Distributions of capital gains are generally taxable.
10. Portfolio of insured municipal securities.
11. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and intermediate-term and money market portfolios (CA and NY).
12. The funds of the Franklin Templeton Variable Insurance Products Trust are generally only available as investment options in variable annuity or variable life insurance contracts.

                                                                           08/02

[LOGO OMITTED]
FRANKLIN[REGISTRATION MARK] TEMPLETON[REGISTRATION MARK]
INVESTMENTS
One Franklin Parkway
San Mateo, CA  94403-1906


WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
-----------------------------------------------
ELIGIBLE SHAREHOLDERS CAN SIGN UP FOR EDELIVERY
AT FRANKLINTEMPLETON.COM. SEE INSIDE FOR DETAILS.


SEMIANNUAL REPORT
MUTUAL BEACON FUND

CHAIRMAN OF THE BOARD
Peter A. Langerman

PRESIDENT
David J. Winters

INVESTMENT MANAGER
Franklin Mutual Advisers, LLC
51 John F. Kennedy Parkway
Short Hills, NJ 07078

DISTRIBUTOR
Franklin/Templeton Distributors, Inc.
1-800/DIAL BEN[REGISTRATION MARK]
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301 - (Class A, B, & C)
1-800/448-FUND - (Class Z)

This report must be preceded or accompanied by the current Mutual Beacon Fund prospectus, which contains more complete information including risk factors, charges and expenses.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.


476 S2002 08/02                        [LOGO OMITTED] Printed on recycled paper